Pensions and Postretirement Benefits	12 Months Ended
Nov. 30, 2014
Defined Benefit Plans and Other Postretirement Benefit Plans Disclosures [Abstract]
Pensions and Postretirement Benefits
Pensions and Postretirement Benefits

Defined Benefit Plans

We sponsor a non-contributory, frozen defined-benefit retirement plan (the U.S. RIP) for certain of our U.S. employees. We also have a frozen defined-benefit pension plan (the U.K. RIP) that covers certain employees of a subsidiary based in the United Kingdom. We also have a frozen unfunded Supplemental Income Plan (SIP), which is a non-qualified pension plan, for certain U.S. employees who earn over a federally stipulated amount. Benefits for all three plans are generally based on years of service and either average or cumulative base compensation, depending on the plan. Plan funding strategies are influenced by employee benefit laws and tax laws. The U.K. RIP includes a provision for employee contributions and inflation-based benefit increases for retirees.

In 2012, we contributed approximately $65 million to the U.S. RIP, with approximately $57 million of the contribution used to bring all deficit funding current through November 30, 2011 and pay fees and expenses associated with third-party annuity contracts, with the remaining $8 million used to fund estimated 2012 pension costs. In 2013, we contributed approximately $10 million to the U.S. RIP to fund estimated 2013 pension costs. In 2014, we also contributed $10 million to the U.S. RIP, which we used to fund estimated 2014 pension costs.

In the first quarter of fiscal 2012, we made the decision to close the U.S. RIP to new participants effective January 1, 2012. In place of the U.S. RIP benefits, colleagues hired after January 1, 2012 receive a company non-elective contribution to their 401(k) plan balances if they are an active employee at the end of the year. In the third quarter of 2014, we discontinued all future accruals to the U.S. RIP and SIP, which necessitated a remeasurement of the plan obligations and resulted in a curtailment gain. In lieu of future accruals to the U.S. RIP and SIP, we will now provide an annual company non-elective contribution to the 401(k) accounts of affected eligible employees if they are active employees at the end of the calendar year.

During fiscal 2012, we offered lump-sum buyouts to former colleagues who were not yet receiving benefits. The payout associated with these lump-sum offers was accounted for as a settlement.

We expect to contribute approximately $3 million to our pension and postretirement benefit plans in 2015.

The following table provides the expected benefit payments for our pension plans (in thousands):

Total
2015	$10,682
2016	$11,709
2017	$11,733
2018	$11,250
2019	$11,580
2020-2024	$55,188

Our net periodic pension expense for the pension plans was comprised of the following (in thousands):

	Year Ended November 30,
	2014	2013	2012
Service costs incurred	$8,356	$10,420	$10,494
Interest costs on projected benefit obligation	8,442	7,017	9,044
Expected return on plan assets	(8,354)	(7,550)	(10,719)
Amortization of prior service credit	(791)	(1,350)	(1,350)
Amortization of transitional obligation	40	40	40
Settlements	—	—	4,930
Curtailment gain	(2,806)	—	—
Fourth quarter expense recognition of actuarial loss in excess of corridor	1,020	2,620	11,189
Net periodic pension expense	$5,907	$11,197	$23,628

The changes in the projected benefit obligation, plan assets and the funded status of the pension plans were as follows (in thousands):

	2014	2013
Change in projected benefit obligation:
Net benefit obligation, beginning of year	$184,117	$180,736
Service costs incurred	8,356	10,420
Interest costs on projected benefit obligation	8,442	7,017
Actuarial loss (gain)	21,462	(2,382)
Gross benefits paid	(9,133)	(12,849)
Plan amendment	495	—
Curtailment gain	(2,842)	—
Foreign currency exchange rate change	(2,347)	1,175
Net benefit obligation, end of year	$208,550	$184,117
Change in plan assets:
Fair value of plan assets, beginning of year	$165,741	$161,134
Actual return on plan assets	22,293	4,066
Employer contributions	12,484	12,280
Gross benefits paid	(9,133)	(12,849)
Foreign currency exchange rate change	(2,329)	1,110
Fair value of plan assets, end of year	$189,056	$165,741
Funded status (underfunded)	$(19,494)	$(18,376)

Amounts in Accumulated Other Comprehensive Income not yet recognized as components of net periodic pension and postretirement expense, pretax
Net prior service benefit	$—	$(4,173)
Net actuarial loss	20,160	16,704
Net transitional obligation	—	119
Total not yet recognized	$20,160	$12,650

The net underfunded status of the plans is recorded in accrued pension liability in the consolidated balance sheets. Any future reclassification of actuarial loss from AOCI to income would only be recognized if the cumulative actuarial loss exceeds the corridor, and the reclassification would be recognized as a fourth quarter mark-to-market adjustment.

Pension expense is actuarially calculated annually based on data available at the beginning of each year. We determine the expected return on plan assets by multiplying the expected long-term rate of return on assets by the market-related value of plan assets. The market-related value of plan assets is the fair value of plan assets. Assumptions used in the actuarial calculation include the discount rate selected and disclosed at the end of the previous year as well as the expected rate of return on assets detailed in the table below, as of the years ended November 30, 2014 and 2013:

	U.S. RIP		U.K. RIP
	2014	2013	2014	2013
Weighted-average assumptions as of year-end
Discount rate	4.20%	4.90%	3.80%	4.40%
Expected long-term rate of return on assets	4.70%	5.40%	4.90%	5.00%

For 2014, as a result of the U.S. RIP plan freeze and associated remeasurement, we used a weighted-average 5.2 percent expected long-term rate of return on plan assets and a weighted-average 4.7 percent discount rate for the U.S. RIP.

Fair Value of Pension Assets

As of November 30, 2014, the U.S. RIP plan assets consist primarily of fixed-income securities, with a moderate amount of equity securities. We employed a similar investment strategy as of November 30, 2013. The U.K. RIP plan assets consist primarily of equity securities, with smaller holdings of bonds and other assets. Equity assets are diversified between international and domestic investments, with additional diversification in the domestic category through allocations to large-cap, mid-cap, and growth and value investments.

The U.S. RIP’s established investment policy seeks to align the expected rate of return with the discount rate, while allowing for some equity variability to allow for upside market potential that would strengthen the overall asset position of the plan. The U.K. RIP’s established investment policy is to match the liabilities for active and deferred members with equity investments and match the liabilities for pensioner members with fixed-income investments. Asset allocations are subject to ongoing analysis and possible modification as basic capital market conditions change over time (interest rates, inflation, etc.).

The following table compares target asset allocation percentages with actual asset allocations at the end of 2014:

	U.S. RIP Assets		U.K. RIP Assets
	Target Allocations	Actual Allocations	Target Allocations	Actual Allocations
Fixed Income	75%	76%	45%	43%
Equities	25%	24%	55%	50%
Alternatives/Other	—%	—%	—%	7%

Investment return assumptions for both plans have been determined by obtaining independent estimates of expected long-term rates of return by asset class and applying the returns to assets on a weighted-average basis.

All of our pension plan assets are measured at fair value on a recurring basis by reference to similar assets in active markets and are therefore classified within Level 2 of the fair value hierarchy. Plan assets as of November 30, 2014 and 2013 were classified in the following categories (in thousands):

	2014	2013
Interest-bearing cash	$3,940	$6,540
Collective trust funds:
Fixed income funds	127,063	106,007
Equity funds	58,053	53,194
	$189,056	$165,741

Postretirement Benefits

We sponsor a contributory postretirement medical plan. The plan grants access to group rates for retiree-medical coverage for all U.S. employees who terminate between ages 55 and 64 with at least 10 years of IHS service. Additionally, we subsidize the cost of coverage for retiree-medical coverage for certain grandfathered employees. Our subsidy is capped at different rates per month depending on individual retirees’ Medicare eligibility.

The obligation under our plan was determined by the application of the terms of medical and life insurance plans together with relevant actuarial assumptions. Effective 2006, we do not provide prescription drug coverage for Medicare-eligible retirees except through a Medicare Advantage fully insured option; therefore our liability does not reflect any impact of the Medicare Modernization Act Part D subsidy. The discount rate used in determining the accumulated postretirement benefit obligation was 4.20 percent and 4.90 percent at November 30, 2014, and 2013, respectively.

Our net periodic postretirement expense (income) and changes in the related projected benefit obligation were as follows (in thousands):

	Year Ended November 30,
	2014	2013	2012
Service costs incurred	$16	$23	$21
Interest costs	412	399	466
Fourth quarter expense recognition of actuarial loss in excess of corridor	439	—	802
Net periodic postretirement expense	$867	$422	$1,289

	November 30, 2014	November 30, 2013
Change in projected postretirement benefit obligation:
Postretirement benefit obligation at beginning of year	$8,815	$10,425
Service costs	16	23
Interest costs	412	399
Actuarial (gain) loss	1,407	(1,047)
Benefits paid	(1,005)	(985)
Postretirement benefit obligation at end of year	$9,645	$8,815
Unfunded status	$(9,645)	$(8,815)

Amounts in Accumulated Other Comprehensive Income not yet recognized as components of net periodic pension and postretirement expense, pretax
Net actuarial loss	$964	$(4)
The net unfunded status of the postretirement benefit plan is recorded in accrued pension liability in the consolidated balance sheets. Any future reclassifications of actuarial loss from AOCI to income would only be recognized if the cumulative actuarial loss exceeds the corridor and would be recognized as a fourth quarter mark-to-market adjustment.

The following table provides the expected benefit payments for the plan (in thousands):

Year	Amount (in thousands)
2015	$772
2016	$769
2017	$766
2018	$760
2019	$727
2020-2024	$3,288

A one-percentage-point change in assumed health-care-cost-trend rates would have no effect on service cost, interest cost, or the postretirement benefit obligation as of November 30, 2014 because our subsidy is capped.

Defined Contribution Plan

Employees of certain subsidiaries may participate in defined contribution plans. Benefit expense relating to these plans was approximately $13.7 million, $11.9 million, and $10.6 million for the years ended November 30, 2014, 2013, and 2012, respectively.